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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 30, 2003

                             NABORS INDUSTRIES LTD.
             (Exact name of registrant as specified in its charter)


            Bermuda                     000-49887              980363970
  (State or Other Jurisdiction         (Commission            (IRS Employer
      of Incorporation)                File Number)         Identification No.)


2nd Fl. International Trading Centre
Warrens
PO Box 905E
St. Michael, Barbados                                                   N/A
(Address of Principal Executive Offices)                             (Zip Code)

Registrant's telephone number, including area code (246) 421-9471

                                       N/A
          (Former name or former address, if changed since last report)


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ITEM 5.      OTHER EVENTS.

             On January 30, 2003, Nabors Industries Ltd. issued a press release announcing the results of its fourth quarter and full year 2002. A copy of the press release is filed as an exhibit to this report and is incorporated in this report by reference.

ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

             (c) Exhibits

             Exhibit No.                        Description
             -----------                        -----------
                99.1               Press Release of Nabors Industries Ltd.
                                   dated January 30, 2003




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              Pursuant to the requirements of the Securities Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            NABORS INDUSTRIES LTD.


Date: January 30, 2003                      By: /s/ Bruce P. Koch
                                                --------------------------------
                                                Bruce P. Koch
                                                Vice President--Finance



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                                  EXHIBIT INDEX



Exhibit No.            Description
-----------            -----------

99.1                   Press Release of Nabors Industries Ltd. dated January 30, 2003.



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